UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2013 (August 29, 2013)

GIBRALTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3556 Lake Shore Road

P.O. Box 2028

Buffalo, New York 14219-0228

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (716) 826-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.

The Registrant issued the press release furnished as Exhibit 99.1 to this report on Form 8-K on August 29, 2013.

The Press Release attached as Exhibit 99.1 announced the expiration on August 29, 2013 of the Registrant’s previously announced exchange offer for the Registrant’s outstanding 6.25% Senior Subordinated Notes due 2021 to exchange such notes for a like principal amount of its 6.25% Senior Subordinated Notes, due 2021, which have been registered under the Securities Act of 1933, as amended.

Exhibits 99.1 is hereby incorporated by reference in this Item 8.01.

This information is furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired – None

(b)	Pro Forma Financial Information – None

(c)	Exhibits

99.1 – Press Release dated August 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2013

GIBRALTAR INDUSTRIES, INC.

/s/ Timothy F. Murphy
Name: Timothy F. Murphy
Title: Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 29, 2013